UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2016

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

On February 25, 2016, Universal Truckload Services, Inc. (the “Company”) issued a press release announcing that the Company intends to seek shareholder approval to change the Company’s name to Universal Logistics Holdings, Inc. at the Company’s Annual Meeting of Shareholders to be held on April 28, 2016. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Important Additional Information

In connection with its Annual Meeting of Shareholders to be held April 28, 2016 (the “2016 Annual Meeting”), the Company will file a proxy statement and other documents with the SEC regarding the matters to be acted upon at the 2016 Annual Meeting, including the name change proposal, and will mail a definitive proxy statement and proxy card to each shareholder of record entitled to vote at the 2016 Annual Meeting. Shareholders are urged to read the proxy statement and any other relevant documents when they become available because they will contain important information. When they are available, the proxy statement and other documents relating to the matters to be acted upon at the 2016 Annual Meeting, including the name change proposal, can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at its website: www.goutsi.com, under “Investor Relations – SEC Filings” (which website is not incorporated herein by reference). The Company and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the 2016 Annual Meeting. Information regarding the interests of the directors and executive officers is set forth in public filings filed by the Company with the SEC, including its proxy statement relating to the 2015 Annual Meeting of Shareholders filed on March 30, 2015, and also will be set forth in its proxy statement relating to the 2016 Annual Meeting.

Forward-Looking Statements

Some of the statements contained in this report might be considered forward-looking statements. These statements identify prospective information. Forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. These forward-looking statements are subject to a number of factors that may cause actual results to differ materially from the expectations described. Additional information about the factors that may adversely affect these forward-looking statements is contained in the Company’s reports and filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: February 25, 2016	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 25, 2016.